Exhibit 99.2

RISK FACTORS

The risk factors set forth below are being filed for the purpose of modifying and supplementing certain of the risk factors disclosed under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the Securities and Exchange Commission, or the SEC, on February 26, 2019, or our 2018 Annual Report, to reflect (i) our conversion from a Delaware limited liability company named TravelCenters of America LLC to a Maryland corporation named TravelCenters of America Inc., or our Conversion, and (ii) the one-for-five reverse stock split, or the Reverse Split, each effective as of 12:01 a.m. (Eastern Time) on August 1, 2019, and should be read in conjunction with the disclosures contained therein.

For the purposes of the risk factors set forth below and with respect to any other Risk Factors in our 2018 Annual Report, as of any time prior to the Conversion, references to “we,” “us,” “our” and similar terms mean TravelCenters of America LLC and its subsidiaries and, as of any time after the Conversion, TravelCenters of America Inc. and its subsidiaries. Capitalized terms used and not otherwise defined in these risk factors shall have the meanings given to them in our 2018 Annual Report.

Ownership limitations and certain other provisions in our charter, bylaws and certain material agreements may deter, delay or prevent a change in our control or unsolicited acquisition proposals.

Our charter, or our Articles, and amended and restated bylaws, or bylaws, contain provisions that prohibit any stockholder from owning more than 5% (in value or in number of shares, whichever is more restrictive) of any class or series of our outstanding shares of capital stock, including our common stock. The 5% ownership limitation in our Articles and bylaws is consistent with our contractual obligations with Hospitality Properties Trust, or HPT, to not take actions that may conflict with HPT’s status as a REIT under the Code and is intended to help us preserve the tax treatment of our tax credit carryforwards, net operating losses and other tax benefits. We also believe these provisions promote good orderly governance. However, these provisions may also inhibit acquisitions of a significant stake in us and may deter, delay or prevent a change in control of us or unsolicited acquisition proposals that a stockholder may consider favorable.

Additionally, other provisions contained in our Articles and bylaws may also inhibit acquisitions of a significant stake in us and deter, delay or prevent a change in control of us or unsolicited acquisition proposals that a stockholder may consider favorable, including, for example, provisions relating to:

•                  the division of our Board of Directors into three classes, with the term of one class expiring at each annual meeting of stockholders;

•                  the authority of our Board of Directors, and not our stockholders, to adopt, amend or repeal our bylaws and to fill vacancies on the Board of Directors;

•                  limitations on the ability of stockholders to cause a special meeting of stockholders to be held and a prohibition on stockholders acting by written consent unless the consent is a unanimous consent of all our stockholders entitled to vote on the matter;

•                  required qualifications for an individual to serve as a Director and a requirement that certain of our Directors be “Managing Directors” and other Directors be “Independent Directors,” as defined in the governing documents;

•                  the power of our Board of Directors, without stockholders’ approval, to authorize and issue additional shares of stock of any class or type on terms that it determines;

•                  limitations on the ability of our stockholders to propose nominees for election as Directors and propose other business to be considered at a meeting of stockholders;

•                  a requirement that an individual Director may be removed only for cause (as defined in our Articles) and then only by the affirmative vote of stockholders entitled to cast 75% of the votes entitled to be cast in the election of directors;

•                  a requirement that any matter that is not approved by our Board of Directors receive the affirmative vote of stockholders entitled to cast 75% of the votes entitled to be cast on the matter;

•                  our elections being subject to Section 3-601 et seq. of the Maryland General Corporation Law, which generally prohibits us from engaging in a business combination with an interested stockholder (as defined in the statute);

•                  requirements that stockholders comply with regulatory requirements (including Illinois, Louisiana, Montana and Nevada gaming and Indiana insurance licensing requirements) affecting us which could effectively limit stock ownership of us, including in some cases, to 5% of our outstanding shares of common stock; and

•                  requirements that any person nominated to be a Director comply with any clearance and pre-clearance requirements of state gaming or insurance licensing laws applicable to our business.

In addition, the HPT Leases, our business management agreement with The RMR Group LLC, or RMR, and our credit agreement for our $200.0 million secured revolving credit facility, or our Credit Facility, each provide that our rights and benefits under those agreements may be terminated in the event that anyone acquires more than 9.8% of our shares of capital stock or we experience some other change in control, as defined in those agreements, without the consent of HPT, RMR or the lenders under our Credit Facility, respectively. In addition, our obligation to repay deferred rent then outstanding under our amended leases with HPT may be accelerated if, among other things, a Director not nominated or elected by the then members of our Board of Directors is elected to our Board of Directors or if our stockholders adopt a proposal (other than a precatory proposal) not recommended for adoption by the then members of our Board of Directors. For these reasons, among others, our stockholders may be unable to realize a change in control premium for securities they own of us or otherwise effect a change of our policies or a change of our control.

Our rights and the rights of our stockholders to take action against our Directors, officers, HPT and RMR are limited.

Our governing documents limit the liability of our Directors and officers to us and our stockholders for money damages to the maximum extent permitted under Maryland law. Under current Maryland law, our Directors and officers will not have any liability to us and our stockholders for money damages other than liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services; or (ii) active and deliberate dishonesty by the director or officer that was established by a final judgment as being material to the cause of action adjudicated.

Our Articles also generally require us, to the fullest extent permitted by Maryland law, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, our present and former Directors and officers, HPT, RMR, and the respective trustees, directors and officers of HPT and RMR for losses they may incur arising from claims or actions in which any of them may be involved in connection with any act or omission by such person or entity on behalf of or with respect to us, unless, with respect to HPT, RMR, and the respective trustees, directors and officers of HPT and RMR, there has been a final, nonappealable judgment entered by an arbiter determining that such person or entity acted in bad faith or engaged in fraud, willful misconduct or, in the case of a criminal matter, acted with knowledge that his, her or its conduct was unlawful. We expect to enter into individual indemnification agreements with our Directors and officers, which we expect will provide similar indemnification obligations with respect to such persons. As a result, we and our stockholders may have more limited rights against our present and former Directors and officers, HPT, RMR, and the respective trustees, directors and officers of HPT and RMR than might otherwise exist absent the provisions in our Articles and our anticipated indemnification agreements or that might exist with other companies, which could limit our stockholders’ recourse in the event of actions not in our stockholders’ best interest.

Stockholder litigation against us or our Directors, officers, manager, other agents or employees may be referred to mandatory arbitration proceedings, which follow different procedures than in-court litigation and may be more restrictive to stockholders asserting claims than in-court litigation.

Our stockholders agree, by virtue of becoming stockholders, that they are bound by our governing documents, including the arbitration provisions of our bylaws and Articles, as they may be amended from time to time. Our governing documents provide that certain actions by one or more of our stockholders against us or any of our Directors, officers, manager, other agents or employees, including RMR and its successors, other than any request for a declaratory judgment or similar action regarding the meaning, interpretation or validity of any provision of our governing documents, will be referred to mandatory, binding and final arbitration proceedings if we, or any other party to such dispute, including any of our Directors, officers, manager, other agents or employees, including RMR and its successors, unilaterally so demands. As a result, we and our stockholders would not be able to pursue litigation in state or federal court against us or our Directors, officers, manager, other agents or employees, including RMR and its successors,  including, for example, claims alleging violations of federal securities laws or breach of duties, if we or any of our Directors, officers, manager, other agents or employees, including RMR and its successors, against whom the claim is made unilaterally demands the matter be resolved by arbitration. Instead, our stockholders would be required to pursue such claims through binding and final arbitration.

Our bylaws provide that such arbitration proceedings would be conducted in accordance with the procedures of the Commercial Arbitration Rules of the American Arbitration Association, as modified in our governing documents. These procedures may provide materially more limited rights to our stockholders than litigation in a federal or state court. For example, arbitration in accordance with these procedures does not include the opportunity for a jury trial, document discovery is limited, arbitration hearings generally are not open to the public, there are no witness depositions in advance of arbitration hearings and arbitrators may have different qualifications or experiences than judges. In addition, although our governing documents’ arbitration provisions contemplate that arbitration may be brought in a representative capacity or on behalf of a class of our stockholders, the rules governing such representation or class arbitration may be different from, and less favorable to stockholders than, the rules governing representative or class action litigation in courts. Our governing documents also generally provide that each party to such an arbitration is required to bear its own costs in the arbitration, including attorneys’ fees, and that the arbitrators may not render an award that includes shifting of such costs or, in a derivative or class proceeding, award any portion of our award to any stockholder or such stockholder’s attorneys. The arbitration provisions of our governing documents may discourage our stockholders from bringing, and attorneys from agreeing to represent our stockholders wishing to bring, litigation against us or our Directors, officers, manager, other agents or employees, including RMR and its successors. Our agreements with HPT and RMR have similar arbitration provisions to those in our governing documents.

We believe that the arbitration provisions in our governing documents are enforceable under both state and federal law, including with respect to federal securities laws claims. In addition, the United States Supreme Court has repeatedly upheld agreements to arbitrate other federal statutory claims, including those that implicate important federal policies. However, some academics, legal practitioners and others are of the view that charter or bylaw provisions mandating arbitration are not enforceable with respect to federal securities laws claims. It is possible that the arbitration provisions of our bylaws may ultimately be determined to be unenforceable.

By agreeing to the arbitration provisions of our governing documents, stockholders will not be deemed to have waived compliance by us with federal securities laws and the rules and regulations thereunder.

Our governing documents designate the Circuit Court for Baltimore City, Maryland or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, as the sole and exclusive forum for certain actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers, manager, agents or employees.

Our bylaws currently provide that, unless the dispute has been referred to binding arbitration, the Circuit Court for Baltimore City, Maryland will be the sole and exclusive forum for: (1) any derivative action or proceeding brought on our behalf; (2) any action asserting a claim for breach of a duty owed by any director, officer, manager, agent or employee of ours to us or our stockholders; (3) any action asserting a claim against us or any director, officer, manager, agent or employee of ours arising pursuant to Maryland law or our Articles or bylaws brought by or on behalf of a stockholder either on such stockholder’s own behalf, on our behalf or on behalf of any series or class of our shares of stock or stockholders against us or any of our directors, officers, manager, agents or employees, including any claims relating to the meaning, interpretation, effect, validity, performance or enforcement of our Articles or bylaws; or (4) any action asserting a claim against us or any director, officer, manager, agent or employee of ours that is governed by the internal affairs doctrine of the State of Maryland. The exclusive forum provision of our bylaws does not apply to any dispute that has been referred to binding arbitration in accordance with our Articles or bylaws. The exclusive forum provision of our bylaws does not purport to establish exclusive jurisdiction in the Circuit Court for Baltimore City, Maryland for claims that arise under the Securities Act, the Exchange Act or other federal securities laws if there is exclusive or concurrent jurisdiction in the federal courts. Any person or entity purchasing or otherwise acquiring or holding any interest in our shares of common stock shall be deemed to have notice of and to have consented to these provisions of our bylaws, as they may be amended from time to time. The arbitration and exclusive forum provisions of our bylaws may limit a stockholder’s ability to bring a claim in a judicial forum that the stockholder believes is favorable for disputes with us or our directors, officers, managers, employees or agents, which may discourage lawsuits against us and our directors, officers, employees or agents.  Alternatively, if a court were to find either the exclusive forum or arbitration provisions unenforceable in any respect, we may incur additional costs associated with resolving such matters, which could adversely affect our business, financial condition or results of operations. We adopted these provisions because we believe each makes it less likely that we will be forced to incur the expense of defending duplicative actions in multiple forums and less likely that plaintiffs’ attorneys will be able to employ such litigation to coerce us into otherwise unjustified settlements.

Our capital stock has experienced significant price and trading volume volatility and may continue to do so.

Since we became a publicly traded company in January 2007, our capital stock has experienced significant share price and trading volatility, which may continue. The market price of our shares of capital stock has fluctuated and could fluctuate significantly in the future in response to various factors and events, including, but not limited to, the risks set out in our 2018 Annual Report on Form 10-K, as well as:

•                  the liquidity of the market for our capital stock;

•                  our historic policy to not pay cash dividends;

•                  changes in our operating results;

•                  issuances of additional shares of capital stock and sales of our capital stock by holders of large blocks of our capital stock, such as HPT, RMR or our Directors or officers;

•                  a lack of analyst coverage, changes in analysts’ expectations and unfavorable research reports; and

•                  general economic and industry trends and conditions.

In addition, in the past, following periods of volatility in the overall market and the market price of a company’s securities, securities class action litigation has often been instituted against these companies. This litigation, if instituted against us, could result in substantial costs and a diversion of our management’s attention and resources. Recently, global and U.S. financial markets have experienced heightened volatility, including as a result of uncertainty regarding actual and potential shifts in U.S. and foreign, trade, economic and other policies, and, more recently, concerns over increasing interest rates (particularly short -term rates), uncertainty regarding the short- and long-term effects of tax reform in the U.S. and uncertainty regarding trade policies and tariffs implemented by the Administration. This volatility and uncertainty could have a significant impact on the markets for our capital stock and our Senior Notes, the markets in which we operate and a material adverse impact on our business prospects and financial condition.